                                                                   EXHIBIT 10(Z)

Borrower: ANDERSEN 2000 INC
          ----------------------------------------------------------------------

Account Number: 954-0502843                     Note Number: 00001
                ------------------------                     -------------------

Address: 306 DIVIDEND DR                        NEWNAN                 , Georgia
         -------------------------------        -----------------------
         PEACHTREE CITY, GA 30269               Date: AUGUST 27, 2001
         -------------------------------              --------------------------

                                      BB&T

                                 PROMISSORY NOTE

THE UNDERSIGNED REPRESENTS THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR BUSINESS/COMMERCIAL OR AGRICULTURAL PURPOSES. For value received, the undersigned, jointly and severally, if more than one, promises to pay BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the "Bank"), or order, at any of Bank's offices in the above referenced city for such other place or places that may be hereafter designated by Bank), the sum of
                     FIVE HUNDRED THOUSAND DOLLARS & 00/100
--------------------------------------------------------------------------------
Dollars ($500,000.00), in immediately available coin or currency of the United
         -----------
States of America. [_] Borrower shall pay a prepayment penalty as set forth in the Prepayment Penalty Addendum attached hereto.

Interest shall accrue from the date hereof on the unpaid balance outstanding from time to time at the:

[_]   Fixed rate of _____________% per annum.

[X]   Variable rate of the Bank's Prime Rate plus 0.75% per annum to be adjusted
                                                  -----
      Daily as the Bank's Prime Rate changes. If checked here [_], the interest
      -----
      rate will not exceed a(n) [_] fixed [_] average minimum rate of ________________% of a [_] floating maximum rate of the greater of _____________% or the Bank's Prime Rate; and the interest rate will not decrease below a fixed minimum rate of ____________%. If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made: [_] when Note is repaid in full by Borrower [_] annually beginning on __________________________________.

[_]   Fixed rate of __________________% per annum through ____________________
      which automatically converts on ____________________ to a variable rate equal to the Bank's Prime Rate plus _______________________% per annum which shall be adjusted _____________________ as such Prime Rate changes.

[_]   --------------------------------------------------------------------------

      Principal and interest is payable as follows


[_]   Principal (plus any accrued interest not otherwise scheduled herein)         )
                                                                                   )is due in full at maturity on ____________.
[_]   Principal plus accrued interest                                              )

[X]   Payable in consecutive Monthly installments of [_] Principal                 )
                             -------                                               )commencing on SEPTEMBER 27, 2001
                                                     [X] Principal and interest    )              ------------------


       and continued on the same day each calendar period thereafter, in 34
                                                                         --
       equal payments of $10,300.00, with one final payment of all remaining
                         ----------
       principal and accrued interest due on JULY 27, 2004.
                                             -------------
[_] ChoiceLine Payment Option: 2% of outstanding balance is payable monthly commencing on _________________ and continuing on the same day of each calendar period thereafter, with one final payment of all remaining principal and accrued interest due on ______________.

[_] Accrued interest is payable ____________ commencing on _________________ and continuing on the same day of each calendar period thereafter, with one final payment of all remaining interest due on ___________.

[_] Bank reserves the right in its sole discretion to adjust the fixed payment due hereunder ______________ on ________________ and continuing on the same day of each calendar period thereafter, in order to maintain an amortization period of no more than _______ months from the date of this Note. Borrower understands the payment may increase if interest rates increase.

[_] Prior to an event of default, Borrower may borrow, repay, and reborrow hereunder pursuant to the terms of the Loan Agreement, hereinafter defined.

[_]    ------------------------------------------------------------------------.

[_] Borrower hereby authorizes Bank to automatically debit from its demand, deposit or savings account(s) with Bank, any payment(s) due under this Note on the date(s) due.

        In addition, the undersigned promises to pay to Bank, or order, a late fee in the amount of five percent (5%) of any installment past due for ten (10) or more days. When any installment payment is past due for fifteen (15) or more days, subsequent payments shall first be applied to the past due balance. All interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased, or additional supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in the Bank's sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as the interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in the variable interest rate. In no event shall the fixed payment amount be reduced below the original fixed payment amount specified above.

        This Note ("NOTE") is given by the undersigned in connection with the following agreements (if any) between the undersigned and the Bank:

Security Deed granted in favor of Bank as grantee:

[X]   dated AUGUST 27, 2001 in the maximum principal amount of $700,000.00
            ---------------                                    -----------
      granted by ANDERSEN 2000 INC, CROWN ANDERSEN INC
                 -------------------------------------
[_]   dated _____________ in the maximum principal amount of $_________________

      granted by_______________________________________________________________

Security Agreement(s) granting a security interest to Bank:

[_]   dated ____________________ given by _____________________________________

      _________________________________________________________________________.

[_]   dated ____________________ given by _____________________________________.

      _________________________________________________________________________.

[_] Securities Account Pledge and Security Agreement dated___________________, executed by _____________________________________________________________.


[_]   Control Agreement(s) dated _______________, covering  [_] Deposit Account(s)        [_] Investment Property
                                                            [_] Letter of Credit Rights   [_] Electronic Chattel Paper


[_] Assignment of Certificate of Deposit, Security Agreement, and Power of Attorney (for Certificated Certificates of Deposit) dated ____________________, executed by _________________________________

      _________________________________________________________________________.

[_] Pledge and Security Agreement for Publicly Traded Certificated Securities dated ______________________________, executed by _______________________.

[_] Assignment of Life Insurance Policy as Collateral dated _________________, executed by _____________________________________________________________.

[X]   Loan Agreement dated AUGUST 27, 2001, executed by Borrower and
                           ---------------
      [X] Guarantor(s).

[_]   _________________________________________________________________________.

All of the terms, conditions and covenants of the above described agreements (the "Agreements") are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Note is entitled to the benefits of and remedies provided in the Agreements and any other agreements by and between the undersigned and the Bank.

      No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or of any other right on any future occasion. Every one of the undersigned and every endorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

      The failure to pay any part of the principal or interest when due on this Note or to fully perform any covenant, obligation or warranty on this or on any other liability to the Bank by any one or more of the undersigned, by any affiliate of the undersigned (as defined in 11USC Section (101) (2)), or by any guarantor or surety of this Note (said affiliate, guarantor, and surety are herein called Obligor; or if any financial statement or other representation made to the Bank by any of the undersigned or any Obligor shall be found to be materially incorrect or incomplete; or in the event the default pursuant to any of the Agreements or any other obligation of any of the undersigned or any Obligor in favor of the Bank; or in the event the Bank demands that the undersigned secure or provide additional security for its obligations under this Note and security deemed adequate and sufficient by the Bank is not given when demanded; or in the event one or more of the undersigned or any Obligor shall die, terminate its existence, allow the appointment of a receiver for any part of its property, make an assignment for the benefit of creditors, or where a proceeding under bankruptcy or insolvency laws is initiated by or against any of the undersigned or any Obligor; or in the event the Bank should otherwise deem itself, its security interest, or any collateral unsafe or insecure; or should the Bank in good faith believe that the prospect of payment or other performance is impaired; or if there is an attachment, execution, or other judicial seizure of all or any portion of the Borrower's or any Obligor's assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 20 days; or if final judgment for the payment of money shall be rendered against the Borrower or any Obligor which is not covered by insurance and shall remain undischarged for a period of 30 days unless such judgment or execution thereon is effectively stayed; or the termination of any guaranty agreement given in connection with this Note, then any one of the same shall be a material default hereunder and this Note and other debts due the Bank by any one or more of undersigned shall immediately become due and payable without notice, at the option of the Bank. From and after any event of default hereunder, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Bank's Prime Rate plus 5% per annum ("Default Rate"), provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of Georgia; and further provided that such rate shall apply after judgement, in the event of any default, the then remaining unpaid principal amount and accrued but unpaid interest then outstanding shall bear interest at the Default Rate called for hereunder until such principal and interest have been paid in full. In addition, upon default, the Bank may pursue its full legal remedies at law or equity, and the balance due hereunder may be charged against any obligation of the Bank to any party including any Obligor. Bank shall not be obligated to accept any check, money order, or other payment instrument marked "payment in full" on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under this Note, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless in fact such payment is in fact sufficient to pay the amount due hereunder.

      The term "Prime Rate," if used herein, means the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate. Bank lends at rates above and below the Prime Rate, and the Prime Rate is one of several rate indexes employed by the Bank when extending credit. Any change in the interest rate resulting from a change in the Bank's Prime Rate shall become effective as of the opening of business on the effective date of the change. If this Note is placed with an attorney for collection, the undersigned agrees to pay, in addition to principal and interest, all costs of collection and reasonable attorneys' fees. All obligations of the undersigned and of any Obligor shall bind his heirs, executors, administrators, successors, and/or assigns. Use of the masculine pronoun herein shall include the feminine and the neuter, and also the plural. If more than one party shall execute this Note, the term "undersigned" as used herein shall mean all the parties signing this Note and each of them, and all such parties shall be jointly and severally obligated hereunder. Wherever possible, each provision of this Note shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. All of the undersigned hereby waive all exemptions and homestead laws. The proceeds of the loan evidenced by this Note may be paid to any one or more of the undersigned.

      From time to time, at the Bank's option, the maturity date of this Note may be extended, or this Note maybe renewed in whole or in part, or a new note of different form may be substituted for this Note, or the rate of interest may be modified, or changes may be made in consideration of loan extensions, and the holder hereof, from time to time may waive or surrender, either in whole or in part any rights, guarantees, secured interest, or loans, given for the benefit of the holder in connection with the payment and the securing payment of this Note; but no such occurrence shall in any manner affect, limit, modify, or otherwise impair any rights, guaranties or security of the holder not specifically waived, released, or surrendered in writing, nor shall the undersigned makers, or any guarantor, endorser, or any person who is or might be liable hereon, either primarily or contigently, be released from such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon, and such release shall not affect or discharge the liability of any other person who is or might be liable hereon. No waivers and modifications shall be valid unless in writing and signed by the Bank. The Bank may, at its option, charge any fees for the modification, renewal, extension, or amendment of any of the terms of the note permitted by applicable law. In case of a conflict between the terms of this Note and the Loan Agreement, or the Commitment Letter issued in connection herewith, the priority of controlling terms shall be first this Note, then the Loan Agreement, and then the Commitment Letter. This Note shall be governed by and construed in accordance with the laws of Georgia in connection with any foreclosure or enforcement proceeding undertaken in connection with the Borrower's property situated in Georgia. Time is of the essence of this instrument.

Borrower agrees that the only interest charge is the interest actually stated in this Note, and that any loan or origination fee shall be deemed charges other than interest, which charges are fully earned and non-refundable. It is further agreed that any late charges are not a charge for the use of money but are imposed to compensate Bank for some of the administrative services, cost and losses associated with any deliquency or default under this Note, and said charges shall be fully earned and non-refundable when accrued. All other charges imposed by Bank upon Borrower in connection with this Note and the loan including without limitation, any commitment less, loan fees, facility fees, origination fees, discount points, default and late charges, prepayment fees, statutory attorney's fees and reimbursements for costs and expenses paid by Bank to third parties or for damages incurred by Bank are and shall be deemed to be charges made to compensate Bank for underwriting and administrative services and costs, other services, and costs or losses incurred and to be incurred by Bank in connection with this Note and the loan shall under no circumstances be deemed to be charges for the use of money. All such charges shall be fully earned and non-refundable when due. This paragraph is executed for the purpose of clarifying the status of charges of the Loan for purpose of O.C.G.A. Sec. 7-4-2(a) and (a)(3).

It is the intention of Bank and Borrower to conform strictly to the usury laws now or hereafter in effect, and any interest payable hereunder shall be subject to reduction to the amount in excess of the maximum non-usurious amount allowed under applicable usury laws now or hereafter construed by courts having jurisdiction over such matters. If the maturity of this Note is accelerated by reason of any provision of this Note or by reason of voluntary prepayment by the undersigned, or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the date of each advance of the loan proceeds hereunder until payment, and any interest in excess of the maximum amount permitted by law shall be cancelled automatically and, if paid, shall at the option of Bank, if allowed by applicable law, either be rebated to Borrower or credited on the principal amount of this Note, or if all principal has heretofor been repaid, then the excess shall be rebated to Borrower.

--------------------------------------------------------------------------------

                      CREDIT LIFE AND DISABILITY INSURANCE

Subject to certain underwriting criteria and limitations, INDIVIDUAL BORROWERS AND ADDITIONAL CO-MAKERS HAVE THE RIGHT TO REQUEST CREDIT LIFE AND DISABILITY INSURANCE PROTECTION FOR THIS LOAN. One or two Borrowers/Co-makers may be covered by BB&T Credit Life Insurance and one Borrower/Co-maker may be covered by BB&T Credit Disability Insurance. However, the purchase of credit life and credit disability insurance from the Bank is not a condition of obtaining this loan.

      I, the undersigned, desire the credit insurance with the cost and terms described below and promise to pay the premium of such insurance coverage. I understand that I may cancel this credit insurance at any time. I represent that, to the best of my knowledge, I am in good health and am insurable.

[_]   Product 1: Complete the following: [_] Fidelity Security Insurance Company Flex Plan (Complete separate application)

CREDIT LIFE INSURANCE                  Effective Date      Term in Mos.    Amount Financed     Interest Rate   Credit Life Premium

[_]   Single    [_]   Level

[_]   Joint     [_]   Decreasing                                             $500,000.00            7.50         $
                                       --------------      -----------     ---------------     -------------     -------------------

CREDIT DISABILITY INSURANCE             Monthly Benefit Amount                Credit Disability Premium
Effective Date and Terms in Mos.
Same as Credit Life Insurance Above

                                      $                                      $
---------------------------------      -----------------------------------    --------------------------------------


Credit Disability Insurance is subject to a 14-day elimination period and a 60-month maximum benefit period. Only the Borrower or Co-Maker who signs the first line under "Signature(s) of Insured" is covered by Credit Disability Insurance.

Date of Birth   Signature(s) of Insured         Total Credit Life and Disability
                                                       Insurance Premium

--------------- ------------------------------
                Signature of Primary Insured

                                                 $
--------------- -------------------------------  ---------------------------
                Signature of Secondary Insured

--------------------------------------------------------------------------------

                         (SIGNATURES ON FOLLOWING PAGE)

                                      BB&T

                         PROMISSORY NOTE SIGNATURE PAGE

Borrower: ANDERSEN 2000 INC
          ----------------------------------------------------------------------
Account Number: 954-0502843                     Note Number: 00001
                -----------                                  -----
Note Amount: 500,000.00                         Date: AUGUST 27, 2001
             ----------                               ---------------
Notice of Right to Copy of Appraisal: If a 1-4 family residential dwelling is
------------------------------------
pledged as collateral for this Note, you, the undersigned, have a right to a copy of the real estate appraisal report used in connection with your application for credit. If you wish to receive a copy, please notify in writing the branch office where you applied for credit. You must forward your request to the Bank no later than 90 days after the date of this Note. In your request letter, please provide your name, mailing address, appraised property address, the date of this Note, and the Account and Note Numbers shown on the front of this Note.

IN WITNESS WHEREOF, the undersigned, on the day and year first written above, has caused this note to be executed under seal.

                          If Borrower is a Corporation:

ATTEST: /s/ Randall H. Morgan                   ANDERSEN 2000 INC
        ----------------------------         -----------------------------------
        RANDALL H. MORGAN                    NAME OF CORPORATION

Title: SECRETARY                             By: /s/ Jack D. Brady
       -----------------------------             -------------------------------
                                                 JACK D. BRADY

                                             Title: PRESIDENT
                                                    ----------------------------
Corporation
Seal

(Affix seal or insert name of corporation
in seal to adopt as seal of Borrower)
                                             By: /s/ Randall H. Morgan
                                                 -------------------------------
                                                 RANDALL H. MORGAN

WITNESS:

/s/ Jean I. Shelton                          Title: SECRETARY
------------------------------------                ----------------------------

If Borrower is a Partnership, Limited Liability Company, Limited Liability Limited Partnership, or Limited Liability Partnership:

WITNESS:

                                      ------------------------------------------
                                      NAME OF PARTNERSHIP, LLC, LLLP, OR LLP

                                      By:
------------------------------------     ---------------------------------(SEAL)
                                           GENERAL PARTNER/MANAGER/MEMBER

                                      By:
------------------------------------     ---------------------------------(SEAL)
                                           GENERAL PARTNER/MANAGER/MEMBER

                                      By:                                 (SEAL)
------------------------------------     ---------------------------------
                                           GENERAL PARTNER/MANAGER/MEMBER

                          If Borrower is an individual

WITNESS:

------------------------------------     ---------------------------------(SEAL)





                              Additional Co-makers

WITNESS:



------------------------------------     ---------------------------------(SEAL)


------------------------------------     ---------------------------------(SEAL)


------------------------------------     ---------------------------------(SEAL)


------------------------------------     ---------------------------------(SEAL)

Borrower: ANDERSEN 2000 INC
          ----------------------------------------------------------------------
Account Number: 954-0502843                     Note Number: 00002
                -------------------------                    -------------------
Address: 306 DIVIDEND DR                        NEWNAN, Georgia
         --------------------------------       -------
         PEACHTREE CITY, GA 30269               Date: AUGUST 27, 2001
         --------------------------------             --------------------------

                                      BB&T

                                 PROMISSORY NOTE

THE UNDERSIGNED REPRESENTS THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR BUSINESS/COMMERCIAL OR AGRICULTURAL PURPOSES. For value received, the undersigned, jointly and severally, if more than one, promises to pay to BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the "Bank"), or order, at any of Bank's offices in the above referenced city (or such other place or places that may be hereafter designated by Bank), the sum of
                      TWO HUNDRED THOUSAND DOLLARS & 00/100
--------------------------------------------------------------------------------

Dollars ($200,000.00), in immediately available coin or currency of the United
         -----------
States of America. [_] Borrower shall pay a prepayment penalty as set forth in the Prepayment Penalty Addendum attached hereto.

Interest shall accrue from the date hereof on the unpaid balance outstanding from time to time at the:

[_] Fixed rate of __________% per annum.

[X] Variable rate of the Bank's Prime Rate plus 0.75% per annum to be adjusted
                                                -----
    Daily as the Bank's Prime Rate changes. If checked here [_], the interest
    -----
    rate will not exceed a(n) [_] fixed [_] average maximum rate of ________% or a [_] floating maximum rate of the greater of ______% or the Bank's Prime Rate; and the interest rate will not decrease below a fixed minimum rate of _____%. If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made: [_] when Note is repaid in full by Borrower [_] annually beginning on ___________________.

[_] Fixed rate of _____% per annum through _____ which automatically converts on
    ___________ to a variable rate equal to the Bank's Prime Rate plus _____% per annum which shall be adjusted _____________ as such Prime Rate changes.


[_] ---------------------------------------------------------------------------.

    Principal and interest is payable as follows

[X]   Principal (plus any accrued interest not otherwise scheduled herein)         )
                                                                                   )is due in full at maturity on FEBRUARY 27, 2002.
[_]   Principal plus accrued interest                                              )                              -----------------

[_]   Payable in consecutive ________ installments of [_] Principal                )
                                                                                   )commencing on ________________
                                                      [_] Principal and interest   )

      and continued on the same day of each calendar period thereafter, in ____ equal payments of $______, with one final payment of all remaining principal and accrued interest due on ____________.

[_] ChoiceLine Payment Option: 2% of outstanding balance is payable monthly commencing on _______________ and continuing on the same day of each calendar period thereafter, with one final payment of all remaining principal and accrued interest due on _________________________.

[X]   Accrued interest is payable Monthly commencing on SEPTEMBER 27, 2001 and
                                  -------               ------------------
      continuing on the same day of each calendar period thereafter, with one final payment of all remaining interest due on FEBRUARY 27, 2002.
                                                     -----------------
[_] Bank reserves the right in its sole discretion to adjust the fixed payment due hereunder ________________ on ____________________ and continuing on the same day of each calendar period thereafter, in order to maintain an amortization period of no more than ______ months from the date of this Note. Borrower understands the payment may increase if interest rates increase.

[X] Prior to an event of default, Borrower may borrow, repay, and reborrow hereunder pursuant to the terms of the Loan agreement, hereinafter defined.

[_]
      -------------------------------------------------------------------------.

[_] Borrower hereby authorizes Bank to automatically debit from its demand, deposit, or savings account(s) with Bank, any payment(s) due under this Note on the date(s) due.

      In addition, the undersigned promises to pay to Bank, or order, a late fee in the amount of five percent (5%) of any installment past due for ten (10) or more days. When any installment payment is past due for fifteen (15) or more days, subsequent payments shall first be applied to the past due balance. All interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased, or additional supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in the Bank's sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as the interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in the variable interest rate. In no event shall the fixed payment amount be reduced below the original fixed payment amount specified above.

      This note ("NOTE") is given by the undersigned in connection with the following agreements (if any) between the undersigned and the Bank;

Security Deed granted in favor of Bank as grantee:

[X]   dated AUGUST 27, 2001 in the maximum principal amount of $700,000.00
            ---------------                                    -----------
      granted by ANDERSEN 2000 INC, CROWN ANDERSEN INC
                 -------------------------------------

[_]   dated _______________ in the maximum principal amount of $________________

      granted by _______________________________________________________________

Security Agreement(s) granting a security interest to Bank:

[_]   dated __________________ given by ________________________________________

      _________________________________________________________________________.

[_]   dated __________________ given by ________________________________________

      _________________________________________________________________________.

[_]   Securities Account Pledge and Security Agreement dated ______, executed by

      _________________________________________________________________________.

[_]   Control Agreement(s) dated _______________, covering  [_] Deposit Account(s)        [_] Investment Property
                                                            [_] Letter of Credit Rights   [_] Electronic Chattel Paper


[_] Assignment of Certificate of Deposit, Security Agreement, and Power of Attorney (for Certificated Certificates of Deposit) dated ________________ ___________________, executed by ________________________________________.

[_] Pledge and Security Agreement for Publicly Traded Certificated Securities dated ________________, executed by ______________________________________

      _________________________________________________________________________.


[_] Assignment of Life Insurance Policy as Collateral dated _________________, executed by _____________________________________________________________.

[_]   Loan Agreement dated __________________________, executed by Borrower and
      [_] Guarantor(s).

[_]   _________________________________________________________________________.

All of the terms, conditions and covenants of the above described agreements (the "Agreements") are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Note is entitled to the benefits of and remedies provided in the Agreements and any other agreements by and between the undersigned and the Bank.

      No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or of any other right on any future occasion. Every one of the undersigned and every endorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases or collateral if at any time there be available to the holder collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

        The failure to pay any part of the principal or interest when due on this Note or to fully perform any covenant, obligation or warranty on this or on any other liability to the Bank by any one or more of the undersigned, by any affiliate of the undersigned (as defined in 11USC Section (101) (21)), or by any guarantor or surety of this Note (said affiliate, guarantor, and surety are herein called Obligor); or if any financial statement or other representation made to the Bank by any of the undersigned or any Obligor shall be found to be materially incorrect or incomplete; or in the event the default pursuant to any of the Agreements or any other obligation of any of the undersigned or any Obligor in favor of the Bank; or in the event the Bank demands that the undersigned secure or provide additional security for its obligations under this Note and security deemed adequate and sufficient by the Bank is not given when demanded; or in the event one or more of the undersigned or any Obligor shall die, terminate its existence, allow the appointment of a receiver for any part of its property, make an assessment for the benefit of creditors, or where a proceeding under bankruptcy or insolvency laws is initiated by or against any of the undersigned or any Obligor; or in the event the Bank should otherwise deem itself, its security interest, or any collateral unsafe or insecure; or should the Bank in good faith believe that the prospect of payment or other performance is impaired; or if there is an attachment, execution, or other judicial seizure of all or any portion of the Borrower's or any Obligor's assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 20 days; or if final judgment for the payment of money shall be rendered against the Borrower or any Obligor which is not covered by insurance and shall remain undischarged for a period of 30 days unless such judgment or execution thereon is effectively stayed; or the termination of any guaranty agreement given in connection with this Note, then any one of the same shall be a material default hereunder and this Note and other debts due the bank by any one or more of undersigned shall immediately become due and payable without notice, at the option of the Bank. >From and after any event of default hereunder, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Bank's Prime Rate plus 5% per annum ("Default Rate"), provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of Georgia; and further provided that such rate shall apply after judgement. In the event of any default, the then remaining unpaid principal amount and accrued but unpaid interest then outstanding shall bear interest at the Default Rate called for hereunder until such principal and interest have been paid in full. In addition, upon default, the Bank may pursue its full legal remedies at law or equity, and the balance due hereunder may be charged against any obligation of the Bank to any party including any Obligor. Bank shall not be obligated to accept any check, money order, or other payment instrument marked "payment in full" on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under this Note, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless in fact such payment is in fact sufficient to pay the amount due hereunder.

      The term "Prime Rate," if use herein, means the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate. Bank lends at rates above and below the Prime Rate, and the Prime Rate is one of several rate indexes employed by the Bank when extending credit. Any change in the interest rate resulting from a change in the Bank's Prime Rate shall become effective as of the opening of business on the effective date of the change. If this Note is placed with an attorney for collection, the undersigned agrees to pay, in addition to principal and interest, all costs of collection and reasonable attorneys' fees. All obligations of the undersigned and of any Obligor shall bind his heirs, executors administrators, successors, and/or assigns. Use of the masculine pronoun herein shall include the feminine and the neuter, and also the plural. If more than one party shall execute this Note, the term "undersigned" as used herein shall mean all the parties signing this Note and each of them, and all such parties shall be jointly and severally obligated hereunder. Wherever possible, each provision of this Note shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. All of the undersigned hereby waive all exemptions and homestead laws. The proceeds of the loan evidenced by this Note may be paid to any one or more of the undersigned.

      From time to time, at the Bank's option, the maturity date of this Note may be extended, or this Note may be renewed in whole or in part, or a new note of different form any be substituted for this Note, or the rate of interest may be modified, or changes may be made in consideration of loan extensions, and the holder hereof, from time to time may waive or surrender, either in whole or in part any rights, guaranties, secured interest, or liens, given for the benefit of the holder in connection with the payment and the securing the payment of this Note; but no such occurrence shall in any manner effect, limit, modify, or otherwise impair any rights, guaranties or security of the holder not specifically waived, released, or surrendered in writing, nor shall the undersigned makers, or any guarantor, endorser, or any person who is or might be liable hereon, either primarily or contingently, be released from such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon, and such release shall not affect or discharge the liability of any other person who is or might be liable hereon. No waivers and modifications shall be valid unless in writing and signed by the Bank. The Bank may, at its option, charge any fees for the modification, renewal, extension, or amendment of any of the terms of the Note permitted by applicable law. In case of a conflict between the terms of this Note and the Loan Agreement or Commitment Letter issued in connection herewith, the priority of controlling terms shall be first this Note, then the Loan Agreement, and then the Commitment Letter. This Note shall be governed by and construed in accordance with the laws of Georgia in connection with any foreclosure or enforcement proceeding undertaken in connection with the Borrower's property situated in Georgia. Time is of the essence of this instrument.

Borrower agrees that the only interest charge is the interest actually stated in this Note, and that any loan or origination fee shall be deemed charges rather than interest, which charges are fully earned and non-refundable. It is further agreed that any late charges are not a charge for the use of money but are imposed to compensate Bank for some of the administrative services, costs and losses associated with any delinquency or default under this Note, and said charges shall be fully earned and non-refundable when accrued. All other charges imposed by Bank upon Borrower in connection with this Note and the loan including without limitation, any commitment fees, loan fees, facility fees, origination fees, discount points, default and late charges, prepayment fees, statutory attorney's fees and reimbursements for costs and expenses paid by Bank to third parties or for damages incurred by Bank are and shall be deemed to be charges made to compensate Bank for underwriting and administrative services and costs, other services, and costs or losses incurred and to be incurred by Bank in connection with this Note and the loan shall under no circumstances be deemed to be charges for the use of money. All such charges shall be fully earned and non-refundable when due. This paragraph is executed for the purpose of clarifying the status of charges of the Loan for purpose of O.C.G.A. Sec. 7-4.2(a) and (a)(3).

It is the intention of Bank and Borrower to conform strictly to the usury laws now or hereafter in effect, and any interest payable hereunder shall be subject to reduction to the amount in excess of the maximum non-usurious amount allowed under applicable usury laws now or hereafter construed by courts having jurisdiction over such matters. If the maturity of this Note is accelerated by reason of any provision of this Note or by reason of voluntary prepayment by the undersigned, or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the date of each advance of the loan proceeds hereunder until payment, and any interest in excess of the maximum amount permitted by law shall be cancelled automatically and, if paid, shall at the option of Bank, if allowed by a applicable law, either be rebated to Borrower or credited on the principal amount of this Note, or if all principal has heretofor been repaid, then the excess shall be rebated to Borrower.

--------------------------------------------------------------------------------

                      CREDIT LIFE AND DISABILITY INSURANCE

Subject to certain underwriting criteria and limitations, INDIVIDUAL BORROWERS AND ADDITIONAL CO-MAKERS HAVE THE RIGHT TO REQUEST CREDIT LIFE AND DISABILITY INSURANCE PROTECTION FOR THIS LOAN. One or two Borrowers/Co-makers may be covered by BB&T Credit Life Insurance and one Borrower/Co-maker may be covered by BB&T Credit Disability Insurance. However, the purchase of credit life and credit disability insurance from the Bank is not a condition of obtaining this loan.


     I, the undersigned, desire the credit insurance with the cost and terms described below and promise to pay the premium of such insurance coverage. I understand that I may cancel this credit insurance at any time. I represent that, to the best of my knowledge, I am in good health and am insurable.

[_]   Product 1: Complete the following: [_] Fidelity Security Insurance Company Flex Plan (Complete separate application)

CREDIT LIFE INSURANCE                  Effective Date      Term in Mos.    Amount Financed     Interest Rate   Credit Life Premium

[_]   Single    [_]   Level

[_]   Joint     [_]   Decreasing                                             $200,000.00            7.25         $
                                       --------------      -----------     ---------------     -------------     -------------------

CREDIT DISABILITY INSURANCE             Monthly Benefit Amount                Credit Disability Premium
Effective Date and Terms in Mos.
Same as Credit Life Insurance Above

                                      $                                      $
---------------------------------      -----------------------------------    --------------------------------------


Credit Disability Insurance is subject to a 14-day elimination period and a 60-month maximum benefit period. Only the Borrower or Co-Maker who signs the first line under "Signature(s) of Insured" is covered by Credit Disability Insurance.

Date of Birth   Signature(s) of Insured         Total Credit Life and Disability
                                                       Insurance Premium

--------------- ------------------------------
                Signature of Primary Insured

                                                 $
--------------- -------------------------------  ---------------------------
                Signature of Secondary Insured

--------------------------------------------------------------------------------
                         (SIGNATURES ON FOLLOWING PAGE)

                                      BB&T

                         PROMISSORY NOTE SIGNATURE PAGE


Borrower: ANDERSEN 2000 INC
          ----------------------------------------------------------------------

Account Number: 954-0502843                     Note Number: 00002
                ------------------------                     -------------------

Note Amount: 200,000.00                         Date: AUGUST 27, 2001
             ---------------------------              --------------------------

Notice of Right to Copy of Appraisal: If a 1-4 family residential dwelling is
------------------------------------
pledged as collateral for this Note, you, the undersigned, have a right to a copy of the real estate appraisal report used in connection with your application for credit. If you wish to receive a copy, please notify in writing the branch office where you applied for credit. You must forward your request to the Bank no later than 90 days after the date of this Note. In your request letter, please provide your name, mailing address, appraised property address, the date of this Note, and the Account and Note Numbers shown on the front of this Note.

IN WITNESS WHEREOF, the undersigned, on the day and year first written above, has caused this note to be executed under seal.

                          If Borrower is a Corporation:

ATTEST: /s/ Randall H. Morgan                        ANDERSEN 2000 INC
        -------------------------------      ----------------------------------
            RANDALL H. MORGAN                       NAME OF CORPORATION

Title:         SECRETARY                     By: /s/ Jack D. Brady
       --------------------------------          -------------------------------
                                                      JACK D. BRADY

[CORPORATION SEAL]      (Affix seal or       Title:      PRESIDENT
                        insert name of              ----------------------------
                        corporation in
                        seal to adopt as     By: /s/ Randall H. Morgan
                        seal of Borrower)        -------------------------------
                                                      RANDALL H. MORGAN

WITNESS:

/s/ Jean I. Shelton                          Title:       SECRETARY
---------------------------------------             ---------------------------

If Borrower is a Partnership, Limited Liability Company, Limited Liability Limited Partnership, or Limited Liability Partnership:

WITNESS:                                 ---------------------------------------
                                          NAME OF PARTNERSHIP, LLC, LLLP, OR LLP

                                         By:
--------------------------------------      ------------------------------(SEAL)
                                            GENERAL PARTNER/MANAGER/MEMBER

                                         By:
--------------------------------------      ------------------------------(SEAL)
                                            GENERAL PARTNER/MANAGER/MEMBER

                                         By:
--------------------------------------      ------------------------------(SEAL)
                                            GENERAL PARTNER/MANAGER/MEMBER

                          If Borrower is an Individual

WITNESS:


--------------------------------------   ---------------------------------(SEAL)

                              Additional Co-makers

WITNESS:



--------------------------------------   ---------------------------------(SEAL)


--------------------------------------   ---------------------------------(SEAL)


--------------------------------------   ---------------------------------(SEAL)


--------------------------------------   ---------------------------------(SEAL)